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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-132284) of NYSE Group, Inc. of our report dated March 7, 2006 relating to the financial statements of the New York Stock Exchange, Inc., which appears in this Form 10-K.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2006

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM